2Q 2 3 SUPPLEMENTAL FINANCIAL PACKAGE The Interlock in Atlanta, Georgia

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 3, 2023, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on August 3, 2023. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward- looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward- looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Shawn J. Tibbetts, Chief Operating Officer Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch Camille Bonnel (416) 369-2140 camille.bonnel@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust with over four decades of experience developing, building, acquiring, and managing high-quality multifamily, office, and retail properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Wesley Golladay (216) 737-7510 wgolladay@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com CREDIT RATING Rating: BBB Agency: DBRS Morningstar

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $11.7 million, or $0.13 per diluted share, compared to $27.8 million, or $0.31 per diluted share, for the three months ended June 30, 2022. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $31.4 million, or $0.35 per diluted share, compared to $27.0 million, or $0.31 per diluted share, for the three months ended June 30, 2022. See "Non-GAAP Financial Measures." • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $28.3 million, or $0.32 per diluted share, compared to $26.2 million, or $0.30 per diluted share, for the three months ended June 30, 2022. • Maintained the Company's previous guidance range for 2023 full-year Normalized FFO of $1.23 to $1.27 per diluted share. • Completed the previously announced $215 million acquisition of The Interlock, a 311,000 square foot Class A commercial mixed-use asset in Atlanta’s West Midtown anchored by Georgia Tech. • Announced the authorization of the repurchase of up to $50 million of the Company's shares of common stock and Series A preferred stock under a newly established share repurchase program. • Maintained a weighted 97% average portfolio occupancy as of June 30, 2023. Multifamily occupancy was 96%, office occupancy was 96%, and retail occupancy was 98%. • Positive renewal spreads during the second quarter in both the office and retail segments: • Lease rates on second quarter office lease renewals increased 13.6% on a GAAP basis and 15.4% on a cash basis. • Lease rates on second quarter retail lease renewals increased 8.1% on a GAAP basis and 5.9% on a cash basis. • Same Store NOI increased 4.8% on a GAAP basis and 2.9% on a cash basis compared to the quarter ended June 30, 2022: • Multifamily Same Store NOI increased 4.3% on a GAAP and 3.6% on a cash basis. • Office Same Store NOI increased 1.3% on a GAAP basis and 2.0% on a cash basis. • Retail Same Store NOI increased 7.5% on a GAAP basis and 3.1% on a cash basis. • Committed an aggregate of $75 million of new investments across three ground-up multifamily development projects located in the Atlanta and Coastal Virginia markets. • Third-party construction backlog as of June 30, 2023, was $593 million and construction gross profit for the second quarter was $3.5 million. • Commemorated the topping out of T. Rowe Price's new global headquarters building in Harbor Point, with completion anticipated in the third quarter of 2024.

5 2023 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PORTFOLIO NOI $161.1M $161.9M CONSTRUCTION SEGMENT PROFIT $11.8M $12.8M G&A EXPENSES $17.6M $18.3M INTEREST INCOME $14.2M $14.6M INTEREST EXPENSE(2) $47.2M $47.9M NORMALIZED FFO PER DILUTED SHARE $1.23 $1.27 (1) See appendix for definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases and interest receipts of non-designated derivatives.

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Net Income Attributable to Common Stockholders and OP Unitholders	$11,729	$2,376	$11,517	$33,899
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.13**	**$0.03**	**$0.13**	**$0.38**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	28,301	26,498	30,633	25,789
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.32**	**$0.30**	**$0.35**	**$0.29**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.5x	5.4x	5.3x	4.9x
Fixed Charge Coverage Ratio	2.3x	2.3x	2.6x	2.4x
CAPITALIZATION				
Common Shares Outstanding	67,945	67,939	67,730	67,730
Operating Partnership Units Outstanding	21,653	20,611	20,611	20,611
Common Shares and Operating Partnership Units Outstanding	89,598	88,550	88,341	88,341
Market Price per Common Share as of Last Day of Quarter	$11.68	$11.81	$11.49	$10.38
Common Equity Capitalization	1,046,505	1,045,776	1,015,038	916,979
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,217,590	1,216,861	1,186,123	1,088,064
Total Debt(1)	1,269,586	1,117,424	1,073,132	1,042,955
Total Capitalization	$2,487,176	$2,334,285	$2,259,255	$2,131,019
STABILIZED PORTFOLIO OCCUPANCY(2)				
Retail	98.2%	98.4%	97.9%	98.0%
Office	96.2%	96.8%	96.7%	96.8%
Multifamily	96.2%	95.7%	96.1%	96.4%
Weighted Average(3)	97.0%	97.1%	97.0%	97.1%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$18,412	$16,667	$16,474	$15,597
Number of Properties	39	38	38	37
Net Rentable Square Feet	4,023,183	3,915,809	3,916,001	3,791,820
Office Portfolio				
Net Operating Income	$13,084	$12,376	$12,888	$11,757
Number of Properties	10	9	9	9
Net Rentable Square Feet	2,310,645	2,111,924	2,111,923	2,120,341
Multifamily				
Multifamily Portfolio				
Net Operating Income	$9,148	$8,167	$8,327	$8,188
Number of Properties	11	10	10	10
Units	1,806	2,254	2,254	2,254

(1) *Excludes GAAP adjustments.*
(2) *See appendix for definitions.*
(3) *Total occupancy weighted by annualized base rent.*

6

7 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended Six Months Ended 6/30/2023 6/30/2022 6/30/2023 6/30/2022 Revenues (Unaudited) Rental Revenues $59,951 $55,224 $116,169 $109,859 General Contracting and Real Estate Services Revenues 102,574 45,273 186,812 69,923 Interest Income 3,414 3,352 7,133 6,920 Total Revenues 165,939 103,849 310,114 186,702 Expenses     Rental Expenses 13,676 12,685 26,636 25,354 Real Estate Taxes 5,631 5,837 11,043 11,241 General Contracting and Real Estate Services Expenses 99,071 43,418 180,241 67,239 Depreciation and Amortization 19,878 18,781 38,346 37,338 Amortization of Right-of-Use Assets - Finance Leases 347 277 624 555 General & Administrative Expenses 4,052 3,617 9,500 8,325 Acquisition, Development & Other Pursuit Costs 18 26 18 37 Impairment Charges - 286 102 333 Total Expenses 142,673 84,927 266,510 150,422 Gain on Real Estate Dispositions 511 19,493 511 19,493 Operating Income 23,777 38,415 44,115 55,773 Interest Expense (13,629) (9,371) (25,931) (18,402) Loss on Extinguishment of Debt - (618) - (776) Change in Fair Value of Derivatives and Other 5,005 2,548 2,558 6,730 Unrealized Credit Loss Provision (100) (295) (177) (900) Other Income (Expense), Net 168 68 261 297 Income Before Taxes 15,221 30,747 20,826 42,722 Income Tax (Provision) Benefit (336) 20 (524) 321 Net Income $14,885 $30,767 $20,302 $43,043 Net Income Attributable to Noncontrolling Interest in Investment Entities (269) (128) (423) (228) Preferred Stock Dividends (2,887) (2,887) (5,774) (5,774) Net Income Attributable to AHH and OP Unitholders $11,729 $27,752 $14,105 $37,041 Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders $0.13 $0.31 $0.16 $0.42 Weighted Average Shares & OP Units - Diluted 88,724 88,331 88,562 88,042

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 6/30/2023 12/31/2022 Assets (Unaudited) Real Estate Investments: Income Producing Property $2,083,488 $1,884,214 Held for Development 6,294 6,294 Construction in Progress 76,866 53,067 Accumulated Depreciation (359,229) (329,963) Net Real Estate Investments 1,807,419 1,613,612 Cash and Cash Equivalents 34,054 48,139 Restricted Cash 2,043 3,726 Accounts Receivable, Net 41,431 39,186 Notes Receivable, Net 60,095 136,039 Construction Receivables, Including Retentions, Net 93,880 70,822 Construction Contract Costs and Estimated Earnings in Excess of Billings 406 342 Equity Method Investments 102,371 71,983 Operating Lease Right-of-Use Assets 23,218 23,350 Finance Lease Right-of-Use Assets 92,994 45,878 Acquired Lease Intangible Assets 131,181 103,870 Other Assets 81,962 85,363 Total Assets $2,471,054 $2,242,310 Liabilities and Equity Indebtedness, Net $1,264,643 $1,068,261 Accounts Payable and Accrued Liabilities 24,263 26,839 Construction Payables, Including Retentions 102,377 93,472 Billings in Excess of Construction Contract Costs and Est. Earnings 18,311 17,515 Operating Lease Liabilities 31,611 31,677 Finance Lease Liabilities 93,214 46,477 Other Liabilities 54,973 54,055 Total Liabilities 1,589,392 1,338,296 Total Equity 881,662 904,014 Total Liabilities and Equity $2,471,054 $2,242,310 As Of

FFO, NORMALIZED FFO & AFFO(1)

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Six Months Ended (Unaudited)	
	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2023	6/30/2022
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	**$11,729**	**$2,376**	**$11,517**	**$33,899**	**$14,105**	**$37,041**
Net Income per Diluted Share	$0.13	$0.03	$0.13	$0.38	$0.16	$0.42
Depreciation and Amortization[2]	19,655	18,245	17,887	17,290	37,900	36,794
Loss (Gain) on Dispositions of Operating Real Estate[3]	-	-	11	(28,502)	-	(19,493)
Impairment of Real Estate Assets	-	-	-	-	-	201
FFO	**$31,384**	**$20,621**	**$29,415**	**$22,687**	**$52,005**	**$54,543**
FFO per Diluted Share	$0.35	$0.23	$0.33	$0.26	$0.59	$0.62
Normalized FFO						
Acquisition, Development & Other Pursuit Costs	18	-	-	-	18	37
Loss on Extinguishment of Debt	-	-	475	2,123	-	776
Non-Cash GAAP Adjustments	(275)	456	128	236	181	1,587
Decrease (Increase) in Fair Value of Derivatives	(4,297)	3,807	(1,186)	(782)	(490)	(6,730)
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	1,471	1,614	1,801	1,525	3,085	523
Normalized FFO	**$28,301**	**$26,498**	**$30,633**	**$25,789**	**$54,799**	**$50,736**
Normalized FFO per Diluted Share	$0.32	$0.30	$0.35	$0.29	$0.62	$0.58
Adjusted FFO						
Non-Cash Stock Compensation	288	1,846	562	614	2,134	2,115
Acquisition, Development & Other Pursuit Costs	(18)	-	-	-	(18)	(37)
Tenant Improvements, Leasing Commissions, Lease Incentives[4]	(2,725)	(3,460)	(1,875)	(639)	(6,185)	(4,115)
Property-Related Capital Expenditures	(1,700)	(3,724)	(3,441)	(2,417)	(5,424)	(6,031)
Adjustment for Real Estate Financing Modification and Exit Fees	(250)	(209)	(209)	(209)	(459)	(702)
Non-Cash Interest Expense[5]	1,492	1,292	1,312	1,336	2,784	2,904
Cash Ground Rent Payment - Finance Lease	(822)	(668)	(653)	(635)	(1,490)	(1,270)
GAAP Adjustments	(2,008)	(1,459)	(1,718)	(1,762)	(3,467)	(3,112)
AFFO	**$22,558**	**$20,116**	**$24,611**	**$22,077**	**$42,674**	**$40,488**
AFFO per Diluted Share	$0.25	$0.23	$0.28	$0.25	$0.48	$0.46
Weighted Average Common Shares Outstanding	67,901	67,787	67,730	67,730	67,844	67,420
Weighted Average Operating Partnership Units Outstanding	20,823	20,611	20,611	20,611	20,718	20,621
Total Weighted Average Common Shares and OP Units Outstanding	88,724	88,398	88,341	88,341	88,562	88,041

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.*
(4) *Excludes development, redevelopment, and first-generation space.*
(5) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*

9

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 6/30/2023			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$12,366	$17,022	$9,091	$38,479
Non-Stabilized Properties NOI	-	-	-	-
Signed Leases Not Yet Occupied or in Free Rent Period	1,295	455	106	1,856
Stable Portfolio NOI	$13,661	$17,477	$9,197	$40,335
Intra-Quarter Transactions				
Net Acquisitions	511	1,103	-	1,614
Net Dispositions	-	-	-	-
Annualized	$56,688	$74,320	$36,788	$167,796

Non-Stabilized Portfolio[4]

	As of 6/30/2023
Projects Under Development	$60,200
Properties in Lease Up	-
Development Opportunities	17,300
Unconsolidated JV Development	104,300
Total Non-Stabilized Portfolio	$181,800

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$11,588

Non-Property Assets[5]

	As of 6/30/2023
Cash and Restricted Cash	$36,097
Accounts Receivable, Net	41,431
Notes Receivable and Other Notes Receivable[6]	61,334
Real Estate Financing Investments[6]	-
Construction Receivables, Including Retentions[6]	94,063
Acquired Lease Intangible Assets	131,181
Other Assets / Costs in Excess of Earnings	82,368
Total Non-Property Assets	$446,474

Liabilities[4]

	As of 6/30/2023
Mortgages and Notes Payable[5]	$1,269,586
Accounts Payable and Accrued Liabilities	24,263
Construction Payables, Including Retentions	102,377
Other Liabilities[5]	72,560
Total Liabilities	$1,468,786

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 6/30/2023
Total Common Shares Outstanding	67,945
Total OP Units Outstanding	21,653
Total Common Shares & OP Units Outstanding	89,598

(1) Excludes expenses associated with the Company's in-house asset management division of $0.9M for the 3 months ended 6/30/2023.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company which are eliminated for GAAP purposes.
(4) Representative of costs incurred.
(5) Excludes lease right-of-use assets and lease liabilities.
(6) Excludes GAAP adjustments.

10

11 DEBT TO ADJUSTED EBITDA $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 8.1 x 7.1 x 5.5 x (0.5)x 0.5 x 1.5 x 2.5 x 3.5 x 4.5 x 5.5 x 6.5 x 7.5 x 8.5 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA⁽¹⁾ Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three Months Ended 6/30/2023 Stabilized Portfolio Adjusted EBITDA $38,388 Stabilized Portfolio Debt $844,815 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 5.5x Total Adjusted EBITDA(1) $43,600 Net Debt(2) $1,233,489 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 7.1x Net Debt + Preferred $1,404,574 Net Debt + Preferred /Total Adjusted EBITDA 8.1x

12 DEBT MANAGEMENT $ IN THOUSANDS (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments. (5) Represents a hedging corridor. Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 32.0% 4.5% 3.3 Yrs Fixed-Rate Debt(3)(4) 68.0% 3.7% 5.2 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 51.1% 4.3% 3.6 Yrs Secured Debt(2) 48.9% 3.7% 5.5 Yrs Portfolio Weighted Average 4.0% (2) 4.6 Yrs Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional  Amount November 2020 November 2023 SOFR 1.84% $84,375 July 2022 January 2024 SOFR 1.00%-3.00%(5) 85,100 July 2022 March 2024 SOFR 1.00%-3.00%(5) 200,000 September 2022 September 2024 SOFR 1.00%-3.00%(5) 46,490 Total Interest Rate Caps $415,965 Fixed-Rate Debt(3)(4) $863,015 Fixed-Rate and Hedged Debt $1,278,980 Total Debt(4) $1,269,586 % Fixed or Hedged 100%

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

				Debt Maturities & Principal Payments						
Debt	**Stated Rate**	**Effective Rate of as 6/30/2023**	**Maturity Date**	**2023**	**2024**	**2025**	**2026**	**2027**	**Thereafter**	**Outstanding as of 6/30/2023**
Secured Debt - Stabilized										
Chronicle Mill	L+3.00%	6.14% (1)(2)(3)	May-2024	-	$34,167					$34,167
Red Mill Central	4.80%	4.80%	Jun-2024	87	1,838					1,925
Premier Apartments	SOFR+1.55%	6.81%	Oct-2024	117	16,036					16,153
Premier Retail	SOFR+1.55%	6.81%	Oct-2024	57	7,898					7,955
Red Mill South	3.57%	3.57%	May-2025	171	351	4,502				5,024
Market at Mill Creek	L+1.55%	6.77% (1)	Jul-2025	324	647	10,700				11,671
The Everly	SOFR+1.50%	6.64% (2)	Dec-2025	-	-	30,000				30,000
Encore Apartments	2.93%	2.93%	Feb-2026	279	573	590	22,262			23,704
4525 Main Street	2.93%	2.93%	Feb-2026	361	735	757	28,579			30,432
Thames Street Wharf	SOFR+1.30%	2.33% (4)	Sep-2026	717	1,972	3,050	62,872			68,611
Constellation Energy Building	SOFR+1.50%	3.46% (2)(4)	Nov-2026	-	-	-	175,000			175,000
Southgate Square	SOFR+1.90%	7.14% (2)	Dec-2026	432	864	864	23,603			25,763
Nexton Square	SOFR+1.95%	7.09% (2)	Jun-2027	305	613	613	613	19,743		21,887
Liberty Apartments	SOFR+1.50%	6.64%	Sep-2027	167	345	364	382	19,500		20,758
Greenbrier Square	3.74%	3.74%	Oct-2027	187	385	399	415	18,370		19,756
Lexington Square	4.50%	4.50%	Sep-2028	148	306	320	335	351	12,287	13,747
Red Mill North	4.73%	4.73%	Dec-2028	58	121	127	133	140	3,442	4,021
Greenside Apartments	3.17%	3.17%	Dec-2029	381	780	808	834	861	27,820	31,484
Smith's Landing	4.05%	4.05%	Jun-2035	481	994	1,037	1,081	1,126	10,341	15,060
The Edison	5.30%	5.30%	Dec-2044	194	405	427	450	474	13,423	15,373
The Cosmopolitan	3.35%	3.35%	Jul-2051	442	906	937	968	1,001	36,555	40,809
Total - Secured Stabilized Debt				4,908	69,936	55,495	317,527	61,566	103,868	613,300
Secured Debt - Development Pipeline										
Southern Post	SOFR+2.25%	5.39% (2)(3)	Aug-2026	-	-	-	7,286	-	-	7,286
Total - Development Pipeline				-	-	-	7,286	-	-	7,286
Total Secured Debt				4,908	69,936	55,495	324,813	61,566	103,868	620,586
Unsecured Debt										
TD Senior Unsecured Term Loan	SOFR+1.35%-1.90%	4.70% (4)	May-2025	-	-	95,000	-	-	-	95,000
Senior Unsecured Revolving Credit Facility	SOFR+1.30%-1.85%	6.64%	Jan-2027	-	-	-	-	149,000	-	149,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+1.30%-1.85%	4.70% (4)	Jan-2027	-	-	-	-	5,000	-	5,000
M&T Senior Unsecured Term Loan	SOFR+1.25%-1.80%	4.90% (4)	Mar-2027	-	-	-	-	100,000	-	100,000
Senior Unsecured Term Loan	SOFR+1.25%-1.80%	6.54%	Jan-2028	-	-	-	-	-	81,931	81,931
Senior Unsecured Term Loan (Fixed)	SOFR+1.25%-1.80%	1.73%-4.83% (4)	Jan-2028	-	-	-	-	-	218,069	218,069
Total Unsecured Debt				-	-	95,000	-	254,000	300,000	649,000
Outstanding Debt Excluding GAAP Adjustments				$4,908	$69,936	$150,495	$324,813	$315,566	$403,868	$1,269,586
Other Notes Payable										6,128
GAAP Adjustments										(11,071)
Indebtedness, Net										$1,264,643

(1) *Converted to a SOFR note subsequent to quarter-end.*
(2) *Subject to a rate floor.*
(3) *Includes debt subject to designated interest rate caps*
(4) *Includes debt subject to interest rate swap locks.*

13

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF JUNE 30, 2023

Debt	% of Total	Principal Balance
Unsecured Credit Facility	12%	$149,000
Unsecured Term Loans	39%	495,000
Mortgages Payable	49%	625,586
Total Debt		$1,269,586

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	76%	67,945	$11.68	$793,598
Operating Partnership Units	24%	21,653	$11.68	252,907
Equity Market Capitalization		89,598		$1,046,505
Total Capitalization				$2,487,176
Enterprise Value				$2,451,079



Common Equity 42%
Preferred Equity 7%
Debt 51%

Financial Ratios	
Debt Service Coverage Ratio[2]	2.7x
Fixed Charge Coverage Ratio[3]	2.3x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.5x
Net Debt Plus Ancillary Debt / Total Adjusted EBITDA	7.1x
Net Debt Plus Preferred / Total Adjusted EBITDA	8.1x
Debt/Total Capitalization	51%

Liquidity[4]	
Cash on Hand	$34,054
Availability Under Credit Facility	101,000
Total Liquidity	$135,054

Unencumbered Properties	
% of Total Properties	67%
% of Annualized Base Rent	49%

(1) *As of close of market on 6/30/23.*
(2) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.*
(3) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.*
(4) *Excludes availability under construction loans.*

14

STABILIZED PORTFOLIO SUMMARY

AS OF JUNE 30, 2023
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	10	618,306	16	97.3%	$13,832,136	$23.00
Grocery Anchored	15	1,400,559	13	98.6%	22,870,195	16.56
Southeast Sunbelt	9	1,098,260	16	99.5%	23,817,565	21.79
Mid-Atlantic	5	906,058	19	96.8%	15,923,278	18.15
Stabilized Retail Total	**39**	**4,023,183**	**15**	**98.2%**	**$76,443,174**	**$19.34**

Office Properties	# of Properties	Net Rentable SF	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	4	788,530	21	99.4%	$22,651,537	$28.89
Harbor Point - Baltimore Waterfront	3	1,073,734	8	96.2%	32,817,779	31.76
Southeast Sunbelt	2	350,320	3	87.8%	10,898,799	35.44
Mid-Atlantic	1	98,061	4	100.0%	1,963,671	20.02
Stabilized Office Total	**10**	**2,310,645**	**12**	**96.2%**	**$68,331,786**	**$30.74**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[(1)]	AQR [(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	10	97.2%	$17,611,764	$1,990
Harbor Point - Baltimore Waterfront	2	392	6	95.7%	11,408,352	2,535
Southeast Sunbelt	3	686	2	96.0%	14,415,972	1,825
Mid-Atlantic	3	655	11	95.7%	12,397,596	1,649
Stabilized Multifamily Total	**11**	**2,492**	**8**	**96.2%**	**$55,833,684**	**$1,941**

15

(1) *See appendix for definitions and portfolio detail.*

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Six Months Ended			
	6/30/2023	6/30/2022	$ Change	% Change	6/30/2023	6/30/2022	$ Change	% Change
Office								
Revenue	$16,828	$16,510	$318	1.9%	$21,053	$20,546	$507	2.5%
Rental Expenses(1)	3,649	3,535	114	3.2%	5,024	4,630	394	8.5%
Real Estate Taxes	1,913	1,852	61	3.3%	2,796	2,629	167	6.4%
Net Operating Income	$11,266	$11,123	$143	1.3%	$13,233	$13,287	($54)	-0.4%
GAAP Adjustments	(924)	(980)	56		(262)	(124)	(138)	
Net Operating Income, Cash	$10,342	10,143	$199	2.0%	$12,971	$13,163	($192)	-1.5%
Retail								
Revenue	$22,658	$21,254	$1,404	6.6%	$44,418	$42,385	$2,033	4.8%
Rental Expenses(1)	3,269	3,028	241	8.0%	6,387	6,239	148	2.4%
Real Estate Taxes	2,237	2,264	(27)	-1.2%	4,415	4,494	(79)	-1.8%
Net Operating Income	$17,152	$15,962	$1,190	7.5%	$33,616	$31,652	$1,964	6.2%
GAAP Adjustments	(1,617)	(900)	(717)		(2,365)	(1,941)	(424)	
Net Operating Income, Cash	$15,535	$15,062	$473	3.1%	$31,251	$29,711	$1,540	5.2%
Multifamily								
Revenue	$12,275	$11,672	$603	5.2%	$22,831	$21,679	$1,152	5.3%
Rental Expenses(1)	3,531	3,392	139	4.1%	6,464	6,127	337	5.5%
Real Estate Taxes	1,171	1,017	154	15.1%	2,154	1,981	173	8.7%
Net Operating Income	$7,573	$7,263	$310	4.3%	$14,213	$13,571	$642	4.7%
GAAP Adjustments	(261)	(208)	(53)		(469)	(425)	(44)	
Net Operating Income, Cash	$7,312	$7,055	$257	3.6%	$13,744	$13,146	$598	4.5%
Same Store NOI	$35,991	$34,348	$1,643	4.8%	$61,062	$58,510	$2,552	4.4%
GAAP Adjustments	(2,802)	(2,088)	(714)		(3,096)	(2,490)	(606)	
Same Store Portfolio NOI, Cash Basis	$33,189	$32,260	$929	2.9%	$57,966	$56,020	$1,946	3.5%

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.9M and $0.7M for the 3 months ended 6/30/2023 & 6/30/2022, and $1.7M & $1.4M for the six months ended 6/30/2023 & 6/30/2022, respectively.*

16

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

ARMADA HOFFLER

				Schedule[1]							
Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Southern Post Roswell, GA	Mixed-Use	137 units / 137,000 sf	61%	4Q21	1Q24	4Q24	$119,400	$73,600 [4]	$65,200	100%	

Equity Method Investments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Funded to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	553,000 sf office / 20,200 sf retail / 250 parking spaces	93%	2Q22	3Q24	3Q24	$264,300	$44,600	$42,300	50%	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Mixed-Use	312 units / 12,100 sf retail / 1,252 parking spaces	-	2Q22	3Q24	2Q26	232,400	108,900	62,000	90% [5]	
				Total Unconsolidated JV Development			$496,700	$153,500	$104,300		

	Q2 2023	Year to Date
Capitalized Interest	$1,478	$2,525



Southern Post
Roswell, GA



T. Rowe Price Global HQ
Baltimore, MD

(1) *Represents estimates that may change as the development and redevelopment process proceeds.*
(2) *First fully-stabilized quarter. See same store definition in appendix.*
(3) *Majority interest in joint venture with preferred return.*
(4) *Includes $5.7M earnout under certain conditions.*
(5) *The Company currently owns 78% and holds an option to increase ownership interest to 90%.*

17

REAL ESTATE FINANCING

$ IN THOUSANDS AS OF JUNE 30, 2023

ARMADA HOFFLER

	Property Type	Estimated Size[1]	% Leased or LOI	Initial Occupancy	Loan Maturity	Interest Rate	Loan Balance[2]	QTD Interest Income/Exit Fee[3]
Outstanding Investments								
The Interlock[4] Atlanta, GA	Mixed-use	300,000 sf	90%	1Q21	4Q24	15%	$0	$1,374
Solis City Park II[5] Charlotte, NC	Multifamily	250 units	NA	3Q23[1]	1Q28	13%	22,989	732
Solis Gainesville II[5] Gainesville, GA	Multifamily	184 units	NA	2Q24	4Q26	14%[6]	19,144	654
Solis Kennesaw[5] Kennesaw, GA	Multifamily	240 units	NA	2Q25	2Q27	14%[6]	7,540	465
					Total Outstanding Investments		$49,673	$3,225
Future Investments								
The Allure at Edinburgh[5][7] Chesapeake, VA	Multifamily	280 units	NA	4Q24	1Q29	15%[8]		
Solis Peachtree Corners[5][7] Peachtree Corners, GA	Multifamily	249 units	NA	3Q25	4Q27[9]	15%[6]		


SOLIS PEACHTREE CORNERS

Solis Peachtree Corners
Peachtree Corners, GA



Solis City Park II
Charlotte, NC

(1) *Represents estimates that may change as the development process proceeds.*
(2) *Excludes accrued exit fees and unused commitment fee.*
(3) *Includes amortization of fees.*
(4) *Acquisition closed during the second quarter of 2023.*
(5) *Preferred equity with economic terms and accounting consistent with a loan receivable.*
(6) *The interest rate varies over the life of the loan and earns an unused commitment fee.*
(7) *Transaction finalized subsequent to quarter end.*
(8) *The interest rate varies over the life of the loan.*
(9) *Estimate pending until partner closes on the construction loan.*

18

19 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Lakepointe Apartments Charlotte, NC Q2 2023 Q1 2023 Q4 2022 Q3 2022 Trailing 4 Quarters Revenue $102,574 $84,238 $95,912 $69,024 $351,748 Expense (99,071) (81,170) (93,667) (66,252) (340,160) Gross Profit $3,503 $3,068 $2,245 $2,772 $11,588 Operating Margin 3.4% 3.6% 2.3% 4.0% 3.3% Third-Party Backlog as of Q2 2023 Beginning Backlog $651,840 New Contracts 43,975 Work Performed (103,029) Ending Backlog $592,786

NET INCOME BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended 6/30/2023						
	Office Real Estate	Retail Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental Revenues	$20,505	$24,708	$14,738	-	-	-	$59,951
General Contracting and Real Estate Services Revenues	-	-	-	102,574	-	-	102,574
Interest Income	-	-	10	-	3,225	179	3,414
Total Revenues	20,505	24,708	14,748	102,574	3,225	179	165,939
Expenses							
Rental Expenses	5,254	4,026	4,396	-	-	-	13,676
Real Estate Taxes	2,167	2,270	1,194	-	-	-	5,631
General Contracting and Real Estate Services Expenses	-	-	-	99,071	-	-	99,071
Depreciation and Amortization	7,614	7,798	4,296	-	-	170	19,878
Amortization of Right-of-Use Assets - Finance Leases	45	235	67	-	-	-	347
General and Administrative Expenses	-	-	-	-	-	4,052	4,052
Acquisition, Development and Other Pursuit Costs	-	-	-	-	-	18	18
Total Expenses	15,080	14,329	9,953	99,071	-	4,240	142,673
Gain on Real Estate Dispositions	-	511	-	-	-	-	511
Operating Income	5,425	10,890	4,795	3,503	3,225	(4,061)	23,777
Interest Expense	(4,345)	(5,345)	(3,130)	-	(809)	-	(13,629)
Change in Fair Value of Derivatives and Other	1,578	2,405	386	-	636	-	5,005
Unrealized Credit Loss Provision	-	-	-	-	(115)	15	(100)
Other Income (Expense), Net	-	-	-	-	-	168	168
Income Before Taxes	2,658	7,950	2,051	3,503	2,937	(3,878)	15,221
Income Tax Provision	-	-	-	-	-	(336)	(336)
Net Income	$2,658	$7,950	$2,051	$3,503	$2,937	($4,214)	$14,885

20

NET INCOME BY SEGMENT

$ IN THOUSANDS

	Six Months Ended 6/30/2023						
	Office Real Estate	Retail Real Estate	Multifamily Real Estate	General Contracting and Real Estate Services	Real Estate Financing	Unallocated	Total
Revenues							
Rental Revenues	$40,079	$47,146	$28,944	-	-	-	$116,169
General Contracting and Real Estate Services Revenues	-	-	-	186,812	-	-	186,812
Interest Income	-	-	19	-	6,761	353	7,133
Total Revenues	40,079	47,146	28,963	186,812	6,761	353	310,114
Expenses							
Rental Expenses	10,357	7,590	8,689	-	-	-	26,636
Real Estate Taxes	4,262	4,477	2,304	-	-	-	11,043
General Contracting and Real Estate Services Expenses	-	-	-	180,241	-	-	180,241
Depreciation and Amortization	14,518	15,096	8,481	-	-	251	38,346
Amortization of Right-of-Use Assets - Finance Leases	45	445	134	-	-	-	624
General and Administrative Expenses	-	-	-	-	-	9,500	9,500
Acquisition, Development and Other Pursuit Costs	-	-	-	-	-	18	18
Impairment Charges	-	102	-	-	-	-	102
Total Expenses	29,182	27,710	19,608	180,241	-	9,769	266,510
Gain on Real Estate Dispositions	-	511	-	-	-	-	511
Operating Income	10,897	19,947	9,355	6,571	6,761	(9,416)	44,115
Interest Expense	(8,034)	(9,824)	(6,167)	-	(1,906)	-	(25,931)
Change in Fair Value of Derivatives and Other	918	1,335	169	-	136	-	2,558
Unrealized Credit Loss Provision	-	-	-	-	(170)	(7)	(177)
Other Income (Expense), Net	-	84	(7)	-	-	184	261
Income Before Taxes	3,781	11,542	3,350	6,571	4,821	(9,239)	20,826
Income Tax Benefit	-	-	-	-	-	(524)	(524)
Net Income	$3,781	$11,542	$3,350	$6,571	$4,821	($9,763)	$20,302

21

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2023		306,100	$215,000	6.5%		
The Interlock	Atlanta, GA	306,100	215,000	6.5%	2Q23	Georgia Tech, Pindrop, Puttshack, WeWork
2022		606,181 / 103 units	$299,450	6.2%		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7%	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (1)	6.1%	1Q22	Constellation Energy Group
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
Total/Weighted Average		**1,324,356 / 103 units**	**$579,300**	**6.4%**		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
Total/Weighted Average		**404,001 / 1,599 units/beds**	**$348,526**	**4.5%**		

(1) Represents 100% of property value of which the Company owns a 90% economic interest.
(2) Anchor tenant vacant at time of sale.

22

23 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF JUNE 30, 2023 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources. Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ✓ 1 2036 $14,575 7.3% Morgan Stanley ✓ 3 2028 - 2035 8,733 4.4% Harris Teeter/Kroger ✓ 6 2026 - 2035 3,766 1.9% WeWork 2 2034 ; 2037 3,672 1.8% ABR Canopy by Hilton 1 2045 3,171 1.6% Clark Nexsen 1 2029 2,801 1.4% Lowes Foods 2 2037 ; 2039 1,976 1.0% Franklin Templeton ✓ 1 2038 1,861 0.9% Duke University ✓ 1 2029 1,700 0.8% Huntington Ingalls Industries ✓ 1 2029 1,638 0.8% Dick's Sporting Goods ✓ 1 2032 1,553 0.8% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods ✓ 5 2024 - 2028 1,519 0.8% Georgia Tech 1 2031 1,418 0.7% Mythics 1 2030 1,285 0.6% Puttshack 1 2036 1,197 0.6% Amazon/Whole Foods ✓ 1 2040 1,144 0.6% Pindrop 1 2027 1,137 0.6% Apex Entertainment 1 2035 1,134 0.6% Ross Dress for Less ✓ 3 MTM ; 2024 1,122 0.6% Top 20 Total $56,929 28.6%

24 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2023 1 6,302 13.6% 15.4% 5.0 $18,906 $3.00 Q1 2023 2 3,429 10.9% 1.7% 3.5 8,385 2.45 Q4 2022 3 200,712 6.1% 1.9% 7.2 3,435,248 17.12 Q3 2022 3 22,374 3.3% -3.1% 3.9 117,290 5.24 Trailing 4 Quarters 9 232,817 6.1% 1.7% 6.7 $3,579,829 $15.38 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2023 1 466 $56.00 10.0 $17,950 $38.52 Q1 2023 3 20,751 29.56 7.8 1,487,872 71.70 Q4 2022 3 49,719 30.86 9.6 5,023,164 101.03 Q3 2022 1 17,617 26.25 10.0 1,088,088 61.76 Trailing 4 Quarters 8 88,553 $29.77 9.3 $7,617,074 $86.02 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2023 12 58,557 8.1% 5.9% 5.0 $81,425 $1.39 Q1 2023 18 68,142 10.1% 6.8% 5.1 713,574 10.47 Q4 2022 8 109,384 10.3% 5.4% 5.6 485,589 4.44 Q3 2022 18 62,880 10.7% 5.8% 5.3 176,982 2.81 Trailing 4 Quarters 56 298,963 9.9% 6.0% 5.3 $1,457,570 $4.88 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2023 9 24,480 $28.79 8.0 $1,297,607 $53.01 Q1 2023 12 40,681 18.86 8.3 1,168,512 28.72 Q4 2022 2 6,620 28.09 9.5 833,566 125.92 Q3 2022 10 22,354 25.09 9.0 1,316,282 58.88 Trailing 4 Quarters 33 94,135 $23.57 8.5 $4,615,967 $49.04

LEASE EXPIRATIONS[(1)]

AS OF JUNE 30, 2023

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	87,689	3.8%	$ -	-
M-T-M	1	0	-	20,400	-
2023	6	15,665	0.7%	482,864	0.7%
2024	12	135,592	5.9%	3,575,135	5.2%
2025	19	144,844	6.3%	4,304,594	6.3%
2026	10	49,398	2.1%	1,281,088	1.9%
2027	22	183,324	7.9%	5,992,338	8.8%
2028	16	127,824	5.5%	3,951,106	5.8%
2029	13	306,202	13.3%	8,442,264	12.4%
2030	12	171,379	7.4%	5,165,737	7.6%
2031	5	70,504	3.1%	2,030,652	3.0%
2032	3	6,214	0.3%	183,723	0.3%
2033	2	35,068	1.5%	1,081,457	1.6%
Thereafter	12	976,942	42.2%	31,820,428	46.4%
Total / Weighted Average	133	2,310,645	100.0%	$68,331,786	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	70,881	1.8%	$ -	-
M-T-M	2	2,312	0.1%	66,268	0.1%
2023	14	59,247	1.5%	1,795,633	2.3%
2024	79	396,967	9.9%	7,472,161	9.8%
2025	96	555,901	13.8%	9,236,375	12.1%
2026	87	469,861	11.7%	9,666,946	12.6%
2027	74	461,446	11.5%	8,635,049	11.3%
2028	63	315,077	7.8%	6,611,592	8.6%
2029	44	158,604	3.9%	3,615,677	4.7%
2030	51	289,011	7.2%	6,518,280	8.5%
2031	33	280,325	7.0%	5,391,277	7.1%
2032	30	304,583	7.6%	5,458,455	7.1%
2033	22	102,599	2.6%	2,684,766	3.5%
Thereafter	31	556,369	13.6%	9,290,695	12.3%
Total / Weighted Average	626	4,023,183	100.0%	$76,443,174	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

25

26Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

27 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of June 30, 2023, for in-place leases as of such date by (b) 12, and do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of June 30, 2023. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps and swaps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter, by (b) 4.

28 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines.

29 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

30 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is not considered stabilized.

PROPERTY PORTFOLIO

AS OF JUNE 30, 2023

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,264	92.9%	$2,430,643	$28.36	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,843,631	17.84	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,899,747	30.54	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	937,389	10.53	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	951,839	49.64	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,102,955	32.72	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	1966/2015	124,181	100.0%	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	2018	39,015	86.8%	1,140,886	33.70	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,021,388	26.52	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	407,396	35.14	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center[2]	Norfolk, VA	2001	121,504	95.7%	$2,222,218	$19.11	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,355,743	12.00	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	71.8%	201,195	15.28	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	2021	87,207	98.0%	2,949,307	34.49	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	98.9%	2,579,250	10.00	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	329,004	22.60	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	2,020,701	20.49	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,905,375	22.68	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	100.0%	1,910,712	23.79	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,953,485	13.06	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	855,879	13.98	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	794,676	21.02	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,251	100.0%	1,288,655	17.36	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0%	944,047	13.60	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Southeast Sunbelt							
The Interlock Retail[2]	Atlanta, GA	2021	107,379	97.2%	$4,781,185	$45.81	Puttshack
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,502,486	26.21	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	100.0%	1,509,397	13.13	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,220,670	14.67	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	99.1%	2,484,257	15.57	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	100.0%	3,049,877	29.58	Cranfill, Sumner & Hartzog, Chipotle
South Square	Durham, NC	2005	109,590	100.0%	1,993,684	18.19	Ross, Petco, Office Depot
Wendover Village	Greensboro, NC	2004	176,997	100.0%	3,453,291	19.51	T.J. Maxx, Petco, Beauty World
Mid-Atlantic							
Dimmock Square	Colonial Heights, VA	1998	106,166	87.7%	$1,691,115	$18.16	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop[2]	Virginia Beach, VA	2001	116,953	100.0%	2,807,420	24.00	Total Wine, Panera, Chick-Fil-A
Southgate Square	Colonial Heights, VA	2016	260,131	100.0%	3,784,310	14.55	Burlington, PetSmart, Michaels, Conn's
Red Mill Commons	Virginia Beach, VA	2005	373,808	95.7%	6,922,583	19.34	Homegoods, Walgreens
Southshore Shops	Chesterfield, VA	2006	40,307	97.5%	822,718	20.93	Buffalo Wild Wings
Total Retail Portfolio			**4,023,183**	**98.2%**	**$76,443,174**	**$19.34**	

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*

31

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2023

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF[(1)]	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,158,206	$30.45	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[(3)]	Virginia Beach, VA	315,916	2002	99.3%	9,392,014	29.95	AHH, Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,293,115	25.95	Truist, HBA
Two Columbus	Virginia Beach, VA	108,460	2009	100.0%	2,808,202	25.89	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Constellation Office	Baltimore, MD	482,317	2016	97.9%	$15,385,140	$32.58	Constellation Energy Group
Thames Street Wharf[(3)]	Baltimore, MD	263,426	2010	100.0%	8,019,307	30.44	Morgan Stanley, JHU Medical
Wills Wharf[(2)]	Baltimore, MD	327,991	2020	90.8%	9,413,332	31.62	Canopy by Hilton, Transamerica, RBC, Franklin Templeton
Southeast Sunbelt							
The Interlock Office[(2)]	Atlanta, GA	198,721	2021	86.6%	$6,391,615	$37.15	Georgia Tech, WeWork, Pindrop
One City Center	Durham, NC	151,599	2019	89.3%	4,507,184	33.28	Duke University, WeWork
Mid-Atlantic							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	1,963,671	20.02	Huntington Ingalls Industries
Stabilized Office Total		**2,310,645**		**96.2%**	**$68,331,786**	**$30.74**	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[(1)]	AQR[(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	97.3%	$5,874,144	$1,759
Premier Apartments	Virginia Beach, VA	131	2018	97.2%	2,862,108	1,873
The Cosmopolitan[(4)]	Virginia Beach, VA	342	2006/2020	97.1%	8,875,512	2,227
Harbor Point - Baltimore Waterfront						
1305 Dock Street	Baltimore, MD	103	2016	93.9%	$2,899,320	$2,498
1405 Point[(2)(4)]	Baltimore, MD	289	2018	96.3%	8,509,032	2,548
Southeast Sunbelt						
Chronicle Mill	Belmont, NC	238	2022	97.2%	$4,767,528	$1,717
The Everly	Gainesville, GA	223	2022	94.5%	4,885,452	1,932
Greenside Apartments	Charlotte, NC	225	2018	96.1%	4,762,992	1,836
Mid-Atlantic						
The Edison[(4)]	Richmond, VA	174	2014	95.2%	3,095,436	1,557
Liberty Apartments[(4)]	Newport News, VA	197	2013	94.2%	3,655,332	1,641
Smith's Landing[(2)]	Blacksburg, VA	284	2009	97.0%	5,646,828	1,708
Multifamily Total		**2,492**		**96.2%**	**$55,833,684**	**$1,941**

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The Company occupies 47,644 square feet at these two properties at an ABR of $1.4M, or $21.41 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The ABR for Liberty, Cosmopolitan, Edison, and 1405 Point excludes approximately $0.2M, $1.1M, $0.3M and $0.3M, respectively, from ground floor retail leases.*

32

RECONCILIATION OF DEBT & EBITDA

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Property Net Operating Income	$40,644	$37,846	$37,689	$35,542
Property Other Income (Expense), Net	(93)	(47)	(120)	(30)
Amortization of Right-of-Use Assets	(347)	(277)	(277)	(278)
Impairment of Intangible Assets and Liabilities	-	(102)	(83)	-
Property Adjusted EBITDA	$40,204	$37,420	$37,209	$35,234
Acquisition	(1,816)	-	217	-
Disposition	-	-	-	(368)
Development	-	(636)	(12)	-
Stabilized Portfolio Adjusted EBITDA	**$38,388**	**$36,784**	**$37,414**	**$34,866**
Construction Gross Profit	3,503	3,068	2,245	2,772
Corporate G&A	(3,948)	(5,308)	(3,451)	(3,708)
Non-Cash Stock Comp	288	1,846	562	614
Acquisition, Development & Other Pursuit Costs	(18)	-	-	-
Interest Income	3,403	3,709	6,562	3,487
Other Income (Expense), Net	168	10	28	5
Add Back: Unstabilized EBITDA	1,816	636	12	-
Total Adjusted EBITDA	**$43,600**	**$40,745**	**$43,372**	**$38,036**
Stabilized Property Debt	613,300	582,084	584,502	684,704
Add Unsecured Property Debt	343,073	219,304	207,103	-
Acquisitions	(111,558)	-	-	-
Stabilized Portfolio Debt	**$844,815**	**$801,388**	**$791,605**	**$684,704**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	**5.5x**	**5.4x**	**5.3x**	**4.9x**
Total Debt[(1)]	1,269,586	1,117,424	1,073,132	1,042,955
Cash	(36,097)	(36,436)	(51,865)	(59,565)
Net Debt	**$1,233,489**	**$1,080,988**	**$1,021,267**	**$983,390**
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	**7.1x**	**6.6x**	**5.9x**	**6.5x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,404,574**	**$1,252,073**	**$1,192,352**	**$1,154,475**
Net Debt + Preferred /Total Adjusted EBITDA	**8.1x**	**7.7x**	**6.9x**	**7.6x**

(1) *Excludes GAAP adjustments.*

33

34 QUARTER TO DATE(1) YEAR TO DATE(1) $ IN THOUSANDS AS OF JUNE 30, 2023 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $885 - $1,035 $97 $593 - $2,610 Office 114 - 493 - 280 - 887 Multifamily 153 - 45 2 511 217 928 Total Portfolio $1,152 - $1,573 $99 $1,384 $217 $4,425 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,215 $20 $3,273 $321 $2,818 - $7,647 Office 427 - 1,045 - 900 - 2,372 Multifamily 159 - 45 29 904 452 1,589 Total Portfolio $1,801 $20 $4,363 $350 $4,622 $452 $11,608

35 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 6/30 Six Months Ended 6/30 2023 2022 2023 2022 Office Same Store Rental Revenues $16,828 $16,510 $21,053 $20,546 Property Expenses 5,562 5,387 7,820 7,259 NOI 11,266 11,123 13,233 13,287 Non-Same Store NOI(1) 1,818 556 12,227 9,771 Segment NOI $13,084 $11,679 $25,460 $23,058 Retail Same Store Rental Revenues $22,658 $21,254 $44,418 $42,385 Property Expenses 5,506 5,292 10,802 10,733 NOI 17,152 15,962 33,616 31,652 Non-Same Store NOI(1) 1,260 (22) 1,463 (21) Segment NOI $18,412 $15,940 $35,079 $31,631 Multifamily Same Store Rental Revenues $12,275 $11,672 $22,831 $21,679 Property Expenses 4,702 4,409 8,618 8,108 NOI 7,573 7,263 14,213 13,571 Non-Same Store NOI(1) 1,575 1,820 3,738 5,004 Segment NOI $9,148 $9,083 $17,951 $18,575 Total Property Portfolio NOI $40,644 $36,702 $78,490 $73,264

RECONCILIATION TO GAAP NET INCOME

$ IN THOUSANDS

ARMADA HOFFLER

Three Months Ended 6/30/2023

	Office(1)	Retail(1)	Multifamily(1)	Total Rental Properties	General Contracting & Real Estate Services(2)	Real Estate Financing(3)	Total
Segment Revenues	$ 20,505	$ 24,708	$ 14,738	$ 59,951	$ 102,574	$ 3,225	$ 165,750
Segment Expenses	7,421	6,296	5,590	19,307	99,071	809	119,187
Net Operating Income	$ 13,084	$ 18,412	$ 9,148	$ 40,644	$ 3,503	$ 2,416	$ 46,563
Interest Income							189
Depreciation and Amortization							(19,878)
General and Administrative Expenses							(4,052)
Acquisition, Development and Other Pursuit Costs							(18)
Gain on Real Estate Dispositions							511
Interest Expense							(12,820)
Unrealized Credit Loss Provision							(100)
Amortization of Right-of-Use Assets - Finance Leases							(347)
Change in Fair Value of Derivatives and Other							5,005
Other Income (Expense), Net							168
Income Tax Provision							(336)
Net Income							$ 14,885
Net Loss (Income) Attributable to Noncontrolling Interest in Investment Entities							(269)
Preferred Stock Dividends							(2,887)
Net Income Attributable to AHH and OP Unitholders							$ 11,729

Six Months Ended 6/30/2023

	Office(1)	Retail(1)	Multifamily(1)	Total Rental Properties	General Contracting & Real Estate Services(2)	Real Estate Financing(3)	Total
Segment Revenues	$ 40,079	$ 47,146	$ 28,944	$ 116,169	$ 186,812	$ 6,761	$ 309,742
Segment Expenses	14,619	12,067	10,993	37,679	180,241	1,906	219,826
Net Operating Income	$ 25,460	$ 35,079	$ 17,951	$ 78,490	$ 6,571	$ 4,855	$ 89,916
Interest Income							372
Depreciation and Amortization							(38,346)
General and Administrative Expenses							(9,500)
Acquisition, Development and Other Pursuit Costs							(18)
Impairment Charges							(102)
Gain on Real Estate Dispositions							511
Interest Expense							(24,025)
Unrealized Credit Loss Provision							(177)
Amortization of Right-of-Use Assets - Finance Leases							(624)
Change in Fair Value of Derivatives and Other							2,558
Other Income (Expense), Net							261
Income Tax Provision							(524)
Net Income							$ 20,302
Net Loss (Income) Attributable to Noncontrolling Interest in Investment Entities							(423)
Preferred Stock Dividends							(5,774)
Net Income Attributable to AHH and OP Unitholders							$ 14,105

(1) *Segment net operating income for the office, retail, and multifamily segments is calculated as rental revenues, less rental expenses and rental taxes.*
(2) *Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues, less general contracting and real estate services expenses.*
(3) *Segment gross profit for the real estate financing segment is calculated as interest income, less interest expense.*

36

37 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA $ IN THOUSANDS Three Months Ended 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Net income attributable to common stockholders and OP unitholders $11,729 $2,376 $11,517 $33,899 Excluding: Depreciation and Amortization 19,878 18,468 18,109 17,527 Loss (Gain) on Real Estate Dispositions (511) - (42) (33,931) Income Tax Provision (Benefit) 336 188 (5) 181 Interest Expense 13,629 12,302 10,933 10,345 Change in Fair Value of Derivatives and Other (5,005) 2,447 (1,186) (782) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt - - 475 2,123 Unrealized Credit Loss Provision (Release) 100 77 (232) (42) Investment Entities 269 154 137 5,583 Non-Cash Stock Compensation 288 1,846 562 614 Adjusted EBITDA $43,600 $40,745 $43,155 $38,404 Dispositions - - - (368) Acquisitions (Full Quarter) - - 217 - Total Adjusted EBITDA $43,600 $40,745 $43,372 $38,036 Construction Gross Profit (3,503) (3,068) (2,245) (2,772) Corporate G&A 3,948 5,308 3,451 3,708 Non-Cash Stock Comp (288) (1,846) (562) (614) Acquisition, Development & Other Pursuit Costs 18 - - - Interest Income (3,403) (3,709) (6,562) (3,487) Other Income (Expense), Net (168) (10) (28) (5) Add Back: Unstabilized EBITDA (1,816) (636) (12) - Stabilized Portfolio Adjusted EBITDA $38,388 $36,784 $37,414 $34,866 Acquisition 1,816 - (217) - Disposition - - - 368 Development - 636 12 - Property Adjusted EBITDA $40,204 $37,420 $37,209 $35,234